EXHIBIT C
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        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the AHA Investment Funds, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the AHA Investment Funds, Inc. for the year ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the AHA Investment Funds, Inc. for the stated period.

/s/ Douglas Peabody                     /s/ Gregory Francoeur
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Douglas D. Peabody                      Gregory P. Francoeur
President, AHA Investment Funds, Inc.   Treasurer, AHA Investment Funds, Inc.

Dated:    08/28/03
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by AHA Investment Funds, Inc. for purposes of the Securities Exchange Act of 1934.